SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                               FORM 8-K


                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  December 1, 1997



                        PITTWAY CORPORATION
       (Exact name of registrant as specified in its charter)



        Delaware                                 13-5616408
(State or other jurisdiction                  (IRS Employer
     of incorporation)                    Identification Number)


                                1-4821
                       (Commission File Number)


200 South Wacker Drive, Suite 700, Chicago, Illinois   60606-5802
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (312) 831-1070









INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events

On December 1, 1997, Registrant announced that its Penton Publishing subsidiary has signed letters of intent to acquire three separate business media companies. One of the acquisitions is contingent on Registrant spinning off Penton to the Registrant's shareholders in a tax-free distribution which, in turn, is subject to receipt of a favorable ruling on the spinoff from the Internal Revenue Service. The spinoff and acquisitions are more fully described in the press release filed as Exhibit 99 hereto, the first three paragraphs and last paragraph of which press release are hereby incorporated by reference.


Item 7.  Financial Statements and Exhibits

         (c) Exhibits.
                                                   Sequentially
          Exhibit No.         Description         Numbered Pages

              99              Press release             4-5
                              dated
                              December 1, 1997












                                - 2 -



                             SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PITTWAY CORPORATION
                                        (Registrant)


Dated: December 3, 1997            By:  /s/ Paul R. Gauvreau
                                         Paul R. Gauvreau
                                         Financial Vice President
                                         and Treasurer
























                                - 3 -